SUPPLEMENT

DATED JANUARY 3, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010, AS LAST AMENDED NOVEMBER 19, 2010

FOR HARTFORD SERIES FUND, INC. (THE “SAI”)

The above referenced SAI is revised as follows:

At a meeting held on November 4, 2010, the Board of Directors of Hartford Series Fund, Inc. approved an increase of the sub-advisory fee schedule for Hartford MidCap HLS Fund at the last breakpoint. This change is effective January 1, 2011.

Accordingly, the sub-advisory fee table for the Hartford MidCap HLS Fund in the section titled “INVESTMENT MANAGEMENT ARRANGEMENTS — SUB-ADVISORY/INVESTMENT SERVICES FEES” of your SAI is replaced with the following:

Hartford MidCap HLS Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.4000%
Next $100 million	0.3000%
Amount Over $150 million	0.2500%

This Supplement should be retained with your SAI for future reference.